Exhibit 10.20

This Promissory Note/ is subordinated to the prior payment and sat isfaction in cash of all Senior Debt, as defined in the Debt and Lien Subordination Agreement dated as of the date hereof, as the same may be amended, modified, restated or supplemented from time to time (the “Subordination Agreement”), to the extent and in the manner provided for in the Subordination Agreement.

PROMISSORY NOTE

$30,000,000.00	dated as of November 27, 2019

Reference is hereby made to that certain Term Loan Agreement, dated as of March 20, 2018, and amended as described on Exhibit A attached hereto (as so amended, and as it may be further amended, restated, supplemented, waived, or otherwise modified from time to time, the “Loan Agreement”), by and among (a) GACP II, L.P. (“Tranche 1 Lender”), (b) DemoMode Marketing, LLC, a New York limited liability company (“Tranche 2 Lender”), (c) IRG, LLC, a Nevada limited liability company (“Tranche 3 Lender”), (d) GACP Finance Co., LLC, as Administrative Agent (in such capacity, “Administrative Agent”), and (e) the borrower entities listed on Exhibit B attached hereto (each individually a “Borrower,” and collectively, “Borrowers”).

Capitalized terms used in this Promissory Note (as amended, restated, supplemented, waived, or otherwise modified from time to time, this “Note”) and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

FOR VALUE RECEIVED, Borrowers, jointly and severally as maker, hereby unconditionally promise to pay to Industrial Realty Group, LLC, a Nevada limited liability company (together with its successors and assigns, “Holder”), or order, the principal sum of up to Thirty Million and 00/100 Dollars ($30,000,000.00) (the “Maximum Principal Amount”), or so much thereof as may be advanced by Holder to Borrowers pursuant to the terms of this Note, in lawful money of the United States of America, with interest thereon computed in accordance with Paragraph 1(b), all to be paid in accordance with the terms of this Note.

For purposes of this Note:

(a) “November 27 Portion” means a portion of the funds advanced by Holder pursuant to this Note, in the amount of $6,784,116.65. Holder and Borrowers acknowledge that the November 27 Portion was advanced on November 27, 2019, and was paid directly by Holder to Administrative Agent, for the benefit of Administrative Agent, Tranche 1 Lender, and Tranche 2 Lender, in order to satisfy Borrowers’ payment obligations under the Loan Agreement.

(b) “Working Capital Portion” means any funds, other than the November 27 Portion, to be advanced by Holder (in Holder’s sole discretion) pursuant to this Note, in the amount of up to $23,215,883.35.

1. Payment Terms; Advances. Subject to the provisions of Paragraph 2:

(a) Borrowers agree to pay the principal sum of this Note, interest on the unpaid principal sum of this Note, and all other amounts due under this Note from time to time outstanding, in accordance with the terms of this Note.

(b) Interest shall accrue on the outstanding balance of this Note at the same rate of interest as the rate of interest then in effect with respect to the Tranche 1 Loan (such rate, the “Interest Rate”). Interest on each advance hereunder shall accrue (i) on the November 27 Portion, from November 27, 2019, and (ii) on each advance of the Working Capital Portion, from the date such advance is made to Borrowers (or is made on behalf of Borrowers, at Borrowers’ request, to third parties).

(c) Until the later to occur of June 1, 2020 or the Senior Loan Repayment Date (as defined in Paragraph 2(a)) (such later date, the “Cash Interest Pay Date”), interest on this Note shall be due and payable only in kind and not in cash. Beginning on the Cash Interest Pay Date, interest shall be due and payable, in cash, on or before the last Business Day of each calendar month.

(d) The outstanding principal balance of this Note, all accrued and unpaid interest thereon, and all other amounts due under this Note shall be due and payable on the later to occur of (i) three (3) Business Days after the Senior Loan Repayment Date (as defined in Paragraph 2(a)) or (ii) November 1, 2020 (such later date, the “Note Maturity Date”).

(e) All payments under this Note shall be made to Holder at the following address, or at such other place as Holder may from time to time designate in writing: 11111 Santa Monica Blvd., Suite 800, Los Angeles, California 90025.

(f) No part of the Working Capital Portion shall be advanced to Borrowers (or to third parties on behalf of Borrowers) by Holder unless (i) Borrowers have requested such advance of Working Capital Portion proceeds under this Note or (ii) such advance is necessary to prevent an Event of Default under the Loan Agreement. Holder shall have the right, in Holder’s sole discretion, to make such advance of Working Capital Portion proceeds, up to (A) the amount so requested by Borrowers or (B) the amount needed to prevent an Event of Default under the Loan Agreement (but, in either case, no such advance shall cause the outstanding principal balance of this Note to exceed the Maximum Principal Amount).

2. Subordination; Restriction on Payments.

(a) Notwithstanding anything to the contrary contained in this Note, the rights of Holder hereunder shall be subordinated in right of payment and security to all Obligations owed by Borrowers to Administrative Agent, Tranche 1 Lender, Tranche 2 Lender, and Tranche 3 Lender. Holder shall not receive any payment under this Note (including, without limitation, any payments under Paragraphs 1 or 3) until the date that is three (3) Business Days after the indefeasible payment in full in cash of all amounts (including principal, interest, fees, and costs) due under the Loan Agreement (the “Senior Loan Repayment Date”).

(b) Until the Cash Interest Pay Date, any amount payable to Holder under this Note (including, without limitation, payments under Paragraphs 1 or 3) (any such amount, a “Deferred Amount”) (i) shall be payable-in-kind, (ii) shall be added to the principal balance of this Note, (iii) shall accrue interest at the Interest Rate, calculated from the date on which such Deferred Amount would otherwise have been paid in cash under this Note, until repaid in full, and (iv) shall be payable in full, with interest thereon, on the Note Maturity Date.

(c) Holder and Borrowers shall execute and deliver the Subordination Agreement, in the form of Exhibit C attached hereto, in favor of Administrative Agent and Lenders.

3. Expenses; Indemnification. Subject to the provisions of Paragraph 2 and any restrictions in the Loan Agreement and the Subordination Agreement:

(a) Borrowers agree to pay promptly: (i) all the actual and reasonable documented costs and expenses of Holder in connection with the negotiation, preparation, and execution of this Note and the transactions contemplated hereby, (ii) all fees, costs, and expenses incurred by Holder (including during the pendency of any bankruptcy, insolvency, receivership, or other similar proceeding, regardless of whether allowed or allowable in such proceeding) to maintain, protect, or preserve Holder’s rights under this Note or with respect to any collateral that secures this Note, (iii) all the actual and reasonable costs and expenses of creating and perfecting liens on any collateral that secures this Note in favor of Holder, including filing and recording fees, expenses, and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses, and disbursements of counsel to Holder, (iv) all the actual and reasonable costs and fees, expenses, and disbursements of any auditors, accountants, consultants, or appraisers engaged by Holder in connection with the transactions contemplated by this Note, (v) all the actual and reasonable costs and expenses (including the reasonable fees, expenses, and disbursements of any appraisers, consultants, advisors, and agents employed or retained by Holder) in connection with the custody or preservation of any of collateral that secures this Note, and (vi) after the occurrence of a Default (as defined in Paragraph 5(d)(i)) or an Event of Default (as defined in Paragraph 5(d)(ii)), all documented costs and expenses, including attorneys’ fees and costs of settlement, incurred by Holder in enforcing any obligations under this Note or under any other agreement executed in connection with or securing this Note, or in collecting any payments due from any Borrower under this Note or under any other agreement executed in connection with or securing this Note by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of collateral securing this Note) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or pursuant to any insolvency or bankruptcy cases or proceedings.

(b) Borrowers agree to indemnify Holder and each Related Party of Holder (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related costs and expenses, including reasonable counsel fees, disbursements and other charges, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Note or any other agreement executed in connection with or securing this Note, the performance by the parties thereto of their respective obligations thereunder, or the consummation of the transactions contemplated thereby, (ii) the use of the proceeds of this Note, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual or alleged presence or Release of Hazardous Materials on any property owned or operated by any Borrower, or any Environmental Liability related in any way to any Borrower; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related costs and expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee (and, upon any such determination, any indemnification payments with respect to such losses, claims, damages, liabilities or related costs and expenses previously received by such Indemnitee shall be subject to reimbursement by such Indemnitee). To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Paragraph 3(b) may be unenforceable in whole or in part because they are violative of any law or public policy, Borrowers shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by Indemnitees or any of them.

(c) To the extent permitted by applicable law, Borrowers shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential, or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Note or any other agreement executed in connection with or securing this Note or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, or the use of the proceeds of this Note.

(d) Any amounts payable to Holder under this Paragraph 3 shall accrue interest at the Interest Rate, calculated from the date of payment or disbursement by Holder, until repaid in full.

4. Security. Subject to the provisions of Paragraph 2 and any restrictions in the Loan Agreement and the Subordination Agreement, in light of the fact that some of the proceeds of this Note will be used to pay interest, fees, expenses, and other amounts that are secured by the Mortgage and the Collateral securing the Loans from Tranche 1 Lender, Tranche 2 Lender, and Tranche 3 Lender:

(a) This Note shall be secured on a junior “silent” subordinated basis on the collateral securing the Loans from Tranche 1 Lender, Tranche 2 Lender, and Tranche 3 Lender (and all documents securing the obligations under this Note (i) shall be reasonably satisfactory in form and substance to Administrative Agent, Tranche 1 Lender, and Tranche 2 Lender, and (ii) shall not be any less favorable to Borrowers than the documents securing the Loans owed to Tranche 1 Lender, Tranche 2 Lender, and Tranche 3 Lender), and Holder shall not be entitled to exercise any rights or remedies with respect to the Mortgage, the Collateral, or any other document or instrument evidencing or securing the obligations under this Note until the Note Maturity Date.

(b) Borrowers agree to execute and deliver to Holder such other agreements and instruments as may be reasonably required by Holder to effectuate the provisions of this Paragraph 4 (and all such agreements and instruments (i) shall be reasonably satisfactory in form and substance to Administrative Agent, Tranche 1 Lender, and Tranche 2 Lender, and (ii) shall not be any less favorable to Borrowers than the agreements and instruments in favor of Tranche 1 Lender, Tranche 2 Lender, and Tranche 3 Lender), and Holder shall not be entitled to exercise any rights or remedies under such agreements or instruments until the Note Maturity Date.

5. Default and Acceleration. Subject to the provisions of Paragraph 2 and any restrictions in the Loan Agreement and the Subordination Agreement:

(a) Upon the occurrence and during the continuance of any Event of Default, and at any time and from time to time thereafter, in addition to any other rights or remedies available to Holder under this Note, at law, or in equity, Holder may, at its option, take such action, without notice or demand, that Holder deems advisable to protect and enforce its rights against Borrowers and in and to the collateral that secures this Note; including, without limitation, declaring Borrowers’ obligations under this Note to be immediately due and payable (including any accrued and unpaid interest and any other amounts owing by Borrowers under this Note).

(b) Upon the occurrence of any Insolvency Event (as defined in Paragraph 5(d)(iii)), all of Borrowers’ obligations under this Note (including any accrued and unpaid interest and any other amounts owing by Borrowers under this Note) shall immediately and automatically become due and payable, without notice or demand, and Borrowers hereby expressly waive any such notice or demand, notwithstanding anything to the contrary contained herein.

(c) No failure or delay on the part of Holder in exercising any right or remedy under this Note or under any other agreement executed in connection with or securing this Note shall operate as a waiver of any such right or remedy.

(d) For purposes of this Note:

(i) “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

(ii) “Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, compromise, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

(iii) “Default” means any event or condition that, upon notice, lapse of time, or both, would constitute an Event of Default.

(iv) “Event of Default” means (A) Borrowers’ failure to pay, on or before the due date thereof, any amount owing to Holder under this Note or under any other agreement executed in connection with or securing this Note, or (B) Borrowers’ failure, within five (5) days after written notice from Holder to Borrowers, to comply with any non-monetary covenant contained in this Note or in any other agreement executed in connection with or securing this Note.

(v) “Insolvency Event” means a proceeding under any Debtor Relief Law with respect to any Borrower or any Subsidiary of any Borrower.

6. Treatment as “Future Senior Debt”. Subject to the provisions of Paragraph 2 and any restrictions in the Loan Agreement and the Subordination Agreement, the obligations evidenced by this Note shall be considered “Future Senior Debt” (as such term is defined in the instruments listed on Exhibit D attached hereto).

7. Savings Clause. Notwithstanding anything to the contrary contained herein (and subject to the provisions of Paragraph 2 and any restrictions in the Loan Agreement and the Subordination Agreement):

(a) All agreements and communications between Borrowers and Holder are hereby, and shall, automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged, or received by Holder shall never exceed the maximum non-usurious interest rate (if any), that at any time or from time to time may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note, under the laws of any state whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of this Note (the “Maximum Legal Rate”).

(b) In calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated, and spread over the full amount and term of all principal indebtedness of Borrowers to Holder.

(c) If, through any contingency or event, Holder receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward the payment of the principal of any and all then outstanding indebtedness of Borrower to Holder, or if there is no such indebtedness, shall immediately be returned to Borrower.

8. No Oral Change. Subject to any restrictions in the Loan Agreement and the Subordination Agreement, this Note may not be modified, amended, waived, extended, changed, discharged, or terminated orally or by any act or failure to act on the part of Borrowers or Holder, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge, or termination is sought.

9. Waivers. Borrowers and all others who may become liable for the payment of all or any part of the obligations evidenced by this Note do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment, and all other notices of any kind, except as expressly provided herein. Subject to any restrictions in the Loan Agreement and the Subordination Agreement, no release of any security for the obligations evidenced by this Note, nor any extension of time for payment of this Note or any installment hereof, and no alteration, amendment, or waiver of any provision of this Note or of any other agreement between Holder (on one hand) and any other Person (on the other hand), shall release, modify, amend, waive, extend, change, discharge, terminate, or affect the liability of Borrowers or any other Person who may become liable for the payment of all or any part of the obligations evidenced by this Note. No notice to or demand on Borrowers shall be deemed to be a waiver of the obligation of Borrowers or of the right of Holder to take further action without further notice or demand, as provided for in this Note or in any other agreement executed in connection with or securing this Note. If any Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising such partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and its partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable, notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, such corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. Nothing in the foregoing two sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation which may be set forth in this Note or in any other agreement executed in connection with or securing this Note.

10. Transfer; Successors and Assigns.

(a) This Note and any of Holder’s rights hereunder may be assigned by Holder at any time. Any assignee or transferee of Holder shall be entitled to all the benefits afforded to Holder under this Note. Upon any such transfer of this Note by Holder, Holder may deliver its rights to all the collateral (if any) mortgaged, granted, pledged, or assigned as security for this Note (or any part thereof) to the transferee, who shall thereupon become vested with all the rights and obligations herein or under applicable law given to Holder with respect thereto, and Holder shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Holder shall retain all rights and obligations hereby given to it with respect to any liabilities and the collateral not so transferred.

(b) No Borrower shall have the right to assign or transfer such Borrower’s rights or obligations under this Note without Holder’s the prior written consent (which consent may be granted or withheld in Holder’s sole discretion). Any attempted assignment or transfer by any Borrower of such Borrower’s rights or obligations under this Note without Holder’s prior written consent shall be null and void.

(c) Subject to the foregoing, this Note shall be binding upon, and shall inure to the benefit of, each Borrower and Holder and their respective successors and permitted assigns.

11. Governing Law; Jurisdiction; Service of Process. Subject to any restrictions in the Loan Agreement and the Subordination Agreement:

(a) IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING THE FOREGOING, AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS SECURING THE OBLIGATIONS EVIDENCED BY THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF SUCH STATE, THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THIS NOTE AND THE OBLIGATIONS EVIDENCED BY THIS NOTE. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) ANY LEGAL SUIT, ACTION, OR PROCEEDING AGAINST ANY BORROWER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK. EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING, AND EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION, OR PROCEEDING. EACH BORROWER AGREES THAT SERVICE OF PROCESS UPON SUCH BORROWER AT THE ADDRESS FOR SUCH BORROWER SET FORTH ON EXHIBIT E ATTACHED HERETO, AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO SUCH BORROWER IN THE MANNER PROVIDED IN PARAGRAPH 14, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWERS (i) SHALL GIVE PROMPT NOTICE TO HOLDER OF ANY CHANGE IN THE ADDRESS FOR ANY BORROWER SET FORTH ON EXHIBIT E ATTACHED HERETO, (ii) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE AN AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK, AND (iii) SHALL PROMPTLY DESIGNATE AN AUTHORIZED AGENT IF ANY BORROWER CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. NOTWITHSTANDING THE FOREGOING, HOLDER SHALL HAVE THE RIGHT TO INSTITUTE ANY LEGAL SUIT, ACTION, OR PROCEEDING FOR THE ENFORCEMENT OR FORECLOSURE OF ANY LIEN ON ANY COLLATERAL FOR THIS NOTE AND THE OBLIGATIONS EVIDENCED BY THIS NOTE IN ANY FEDERAL OR STATE COURT IN ANY JURISDICTION THAT HOLDER MAY ELECT, IN ITS SOLE AND ABSOLUTE DISCRETION. EACH BORROWER WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING, AND EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION, OR PROCEEDING.

12. Waiver of Jury Trial. EACH BORROWER (AND HOLDER, BY ITS ACCEPTANCE HEREOF) HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE OBLIGATIONS EVIDENCED BY THIS NOTE, OR ANY CLAIM, COUNTERCLAIM, OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH BORROWER AND BY HOLDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. HOLDER OR ANY BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

13. Notices. Any notice, demand, consent, approval, or document that Borrower or Holder is required or may desire to give or deliver to the other party shall be given in writing by (a) personal delivery; (b) certified mail, return receipt requested, postage prepaid; (c) a national overnight courier service that provides written evidence of delivery; or (d) electronic mail transmission and addressed as to such other party at its notice address as set forth on Exhibit E attached hereto. Any party may change its notice address (or any portion thereof) by giving written notice thereof in accordance with this paragraph. All notices hereunder shall be deemed given: (i) if delivered personally, when delivered; (ii) if sent by certified mail, return receipt requested, postage prepaid, on the third day after deposit in the U.S. mail; (iii) if sent by overnight courier, on the first business day after delivery to the courier; and (iv) if sent by electronic mail, on the date of transmission if sent on a business day before 5:00 p.m. Eastern time, or on the next business day, if sent on a day other than a business day or if sent after 5:00 p.m. Eastern time; provided that a hard copy of any notice sent by electronic mail must also be sent by either a nationally recognized overnight courier or by U.S. mail, first class, postage prepaid.

14. Time of the Essence. Time is of the essence with respect to Borrowers’ obligations under this Note.

15. Severability. In the event any term or provision of this Note is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note, which terms and provision shall remain binding and enforceable.

16. Joint and Several Liability. Each Borrower shall have joint and several liability for the obligations and liabilities of Borrowers hereunder.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, Borrowers have duly executed this Note as of the day and year first above written.

Borrowers:

HOF VILLAGE, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

HOF VILLAGE PARKING, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

HOF VILLAGE YOUTH FIELDS, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

HOF VILLAGE STADIUM, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

Borrowers, cont.:

HOF VILLAGE LAND, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

HOF VILLAGE HOTEL I, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

HOF VILLAGE SPORTS BUSINESS, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

HOF Village Parking Management I, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

Borrowers, cont.:

HOF VILLAGE RESIDeNCES I, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

HOF Village Center for Excellence, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

HOF Village Center for Performance, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

HOF EXPERIENCE, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

Borrowers, cont.:

HOF Village Media Group, LLC,
a Delaware limited liability company

By:
	Name:	Michael Crawford
	Title:	Chief Executive Officer

[End of signatures]

Exhibit A

LOAN AGREEMENT

●	Term Loan Agreement, dated as of March 20, 2018.

●	Delayed Draw Joinder Agreement Number 1, dated as of April 11, 2018

●	Delayed Draw Joinder Agreement Number 2, dated as of May 18, 2018

●	Amendment Number 3 to Term Loan Agreement, dated as of September 14, 2018

●	Amendment Number 4 to Term Loan Agreement, dated as of February 19, 2019

●	Amendment Number 5 to Term Loan Agreement, dated as of June 28, 2019

●	Amendment Number 6 to Term Loan Agreement, dated as of August 15, 2019

●	Amendment Number 7 to Term Loan Agreement, dated as of November 16, 2019

Exhibit B

BORROWERS

●	HOF Village, LLC, a Delaware limited liability company

●	HOF Village Youth Fields, LLC, a Delaware limited liability company

●	HOF Village Parking, LLC, a Delaware limited liability company

●	HOF Village Stadium, LLC, a Delaware limited liability company

●	HOF Village Land, LLC, a Delaware limited liability company

●	HOF Village Hotel I, LLC, a Delaware limited liability company

●	HOF Village Sports Business, LLC, a Delaware limited liability company

●	HOF Village Parking Management I, LLC, a Delaware limited liability company

●	HOF Village Residences I, LLC, a Delaware limited liability company

●	HOF Village Center for Excellence, LLC, a Delaware limited liability company

●	HOF Village Center for Performance, LLC, a Delaware limited liability company

●	HOF Experience, LLC, a Delaware limited liability company

●	HOF Village Media Group, LLC, a Delaware limited liability company

Exhibit C

FORM OF SUBORDINATION AGREEMENT

[See attached]

Exhibit D

LIST OF FOUNDER’S CLASS SUBORDINATED NOTES

[See attached]

Exhibit E

NOTICE ADDRESSES

Borrowers:	HOF Village, LLC and its Subsidiaries
1830 Clearview Avenue NW
Canton, Ohio 44708
Attention: Michael Crawford
E-mail: Michael.Crawford@hofvillage.com

With a copy to:	Hunton Andrews Kurth LLP
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Attention: James R. England, Esq.
E-mail: JEngland@huntonak.com

Holder:	Industrial Realty Group, LLC
11111 Santa Monica Boulevard, Suite 800
Los Angeles, California 90025
Attention: Stuart Lichter
E-mail: SLichter@industrialrealtygroup.com

With a copy to:	Fainsbert Mase Brown & Sussman, LLP
11111 Santa Monica Boulevard, Suite 810
Los Angeles, California 90025
Attention: Dean Sussman, Esq.
Email: DSussman@fms-law.com